SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) SEPTEMBER 29, 1998

    The Money Store Trust 1998-C and the Originators as listed below under a
     Sale and Servicing Agreement dated as of August 31, 1998, providing for the issuance of The Money Store Asset Backed Notes,
                                 Series 1998-C.

                          The Money Store Trust 1998-C
                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                            The Money Store/Minnesota Inc.
             (Exact name of registrant as specified in its charter)

  *                                   333-32775                    *
(State or other jurisdiction of     (Commission               (IRS Employer
incorporation)                       File Number)              ID Number)

               707 THIRD STREET, WEST SACRAMENTO, CALIFORNIA     95605
               (Address of principal executive offices)        (Zip Code)

Registrant's Telephone Number, including area code:           (916) 617-1000

             N/A
(Former name or former address, if changed since last report)

* See Schedule A attached hereto.

 Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS.

(c)      EXHIBITS

         EXHIBIT NO.

1.1 Underwriting Agreement, dated September 23, 1998, among The Money Store Inc., the Originators, The Money Store Trust 1998-C (the "Trust"), and First Union Capital Markets, a division of Wheat First Securities, Inc. as representative of the Underwriters (the "Underwriters").

1.2 Pricing Agreement, dated September 23, 1998, among The Money Store Inc., the Originators, the Trust and the Underwriters.

4.1 Sale and Servicing Agreement, dated as of August 31, 1998, among The Money Store Inc., the Originators, and the Trust.

4.2 Trust Agreement, dated as of August 31, 1998, between the Originators and Chase Manhattan Bank Delaware, Owner
         Trustee.

4.3 Indenture, dated as of August 31, 1998, between the Trust and The Bank of New York, as Trustee.

4.4 Spread Account Agreement, dated as of September 29, 1998, between First Union National Bank and The Bank of New
         York.

                                   Schedule A

                                   State of                     IRS Employer
Registrant                        Incorporation                 ID Number

TMS Mortgage Inc.                   New Jersey                 22-3217781
The Money Store/D.C. Inc.           D.C.                       22-2133027
The Money Store/Kentucky Inc.       Kentucky                   22-2459832
The Money Store Home Equity Corp.   Kentucky                   22-2522232
The Money Store/Minnesota Inc.      Minnesota                  22-3003495

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TMS MORTGAGE INC.
                                            THE MONEY STORE/D.C. INC.
                                            THE MONEY STORE/KENTUCKY INC.
                                            THE MONEY STORE HOME EQUITY CORP.
                                            THE MONEY STORE/MINNESOTA INC.

                                            By: /S/ WILLIAM S. TEMPLETON
                                               ----------------------------
                                            Name:  William S. Templeton
                                            Title: President

Dated:  September 29, 1998

                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION OF EXHIBITS

1.1 Underwriting Agreement, dated September 23, 1998, among The Money Store Inc., the Originators, The Money Store Trust 1998-C (the "Trust"), and First Union Capital Markets, a division of Wheat First Securities, Inc. as representative of the Underwriters (the "Underwriters").

1.2 Pricing Agreement, dated September 23, 1998, among The Money Store Inc., the Originators, the Trust and the Underwriters.

4.1 Sale and Servicing Agreement, dated as of August 31, 1998, among The Money Store Inc., the Originators, and the Trust.

4.2 Trust Agreement, dated as of August 31, 1998, between the Originators and Chase Manhattan Bank Delaware, Owner
         Trustee.

4.3 Indenture, dated as of August 31, 1998, between the Trust and The Bank of New York, as Trustee.

4.4 Spread Account Agreement, dated as of September 29, 1998, between First Union National Bank and The Bank of New
         York.